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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Denali Incorporated 1999 Stock Incentive Plan of our report dated August 16, 1999 with respect to the consolidated financial statements and schedule of Denali Incorporated included in its Annual Report (Form 10-K) for the fiscal year ended July 3, 1999, filed with the Securities and Exchange Commission.





                                                              ERNST & YOUNG LLP


Houston, Texas
December 1, 1999